DISAGGREGATED REVENUES BY CUSTOMER TYPE	3 Months Ended
Mar. 31, 2022
Revenue from Contract with Customer [Abstract]
DISAGGREGATED REVENUES BY CUSTOMER TYPE	DISAGGREGATED REVENUES BY CUSTOMER TYPE
The Company recognized revenues of $2,855 thousand and $887 thousand for the years ended December 31, 2021 and 2020, respectively. Substantially all of the Company’s revenues are generated from the sale of lettuce and micro-greens sold to retail and distribution customers globally.

In thousands	December 31, 2021	December 31, 2020
Food Service Revenue	$1,575	$169
Retail Revenue	1,280	718
Net sales	$2,855	$887
DISAGGREGATED REVENUES BY CUSTOMER TYPE
The Company recognizes revenue in accordance with Accounting Standards Codification (“ASC”) Topic 606, Revenue from Contracts with Customers (ASC 606), the core principle of which is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled to receive in exchange for those goods or services. To achieve this core principle, the Company applies the following five-step model: (1) identify the contract with a customer; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to performance obligations in the contract; and (5) recognize revenue when or the company satisfies a performance obligation.
The Company recognizes revenue through the sale of various varieties of lettuce and micro–greens, which are sold to food retail and distribution customers, generally with standard shipping terms. The Company’s revenue results from the delivery of products as the single performance obligation transferred at an agreed upon price per unit. The Company recognizes revenue for the sale of products at the point in time the performance obligation has been satisfied, which is when control of the product has transferred to the customer. Control of the product generally occurs upon shipment or delivery to the customer based on terms of the sale.
Revenue is measured as the amount of consideration the Company expects to receive in exchange for delivering products. The amount of revenue recognized is reduced for estimated returns, discounts and other customer credits. No significant element of financing is deemed present as the sales are made with a credit term of thirty (30) days, which is consistent with market practice. A trade receivable is recognized when the goods are delivered as this is the point in time that the consideration is unconditional because only the passage of time is required before the payment is due.
The Company recognized revenues of $1,477 thousand and $339 thousand for the three months ended March 31, 2022 and 2021, respectively. Substantially all of the Company’s revenues are generated from the sale of lettuce and micro-greens sold to retail and distribution customers globally.

In thousands	Unaudited March 31, 2022	Unaudited March 31, 2021
Food service revenue	$759	$294
Retail revenue	718	45
Net sales	$1,477	$339